UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 15, 2022

TIGA ACQUISITION CORP.
(Exact name of registrant as specified in its charter)

Cayman Islands	001-39714	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Ocean Financial Centre Level 40, 10 Collyer Quay, Singapore Singapore	049315
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +65 6808-6288

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, and one-half of one redeemable warrant	TINV.U	The New York Stock Exchange
Class A ordinary shares, par value $0.0001 per share	TINV	The New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	TINV WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On November 15, 2022, Tiga Acquisition Corp., a Cayman Islands exempted company (the “Company” or “Tiga”), held an extraordinary general meeting of shareholders (the “Extraordinary General Meeting”) in connection with its previously announced business combination with Grindr Group LLC, a Delaware limited liability company (“Grindr”), pursuant to the terms and conditions of the Agreement and Plan of Merger, dated as of May 9, 2022, by and among Tiga, Tiga Merger Sub LLC, a Delaware limited company and a direct, wholly owned subsidiary of Tiga (“Merger Sub I”), and Grindr, as amended by the First Amendment to Agreement and Plan of Merger, dated as of October 5, 2022, by and among Tiga, Merger Sub I, Tiga Merger Sub II LLC, a Delaware limited company and a direct, wholly owned subsidiary of Tiga (“Merger Sub II”), and Grindr (collectively, the “Merger Agreement”). Defined terms used below have the meanings assigned to them in the Merger Agreement unless otherwise specified.

At the Extraordinary General Meeting, the Company’s shareholders voted on the proposals set forth below, each of which is described in greater detail in the proxy statement filed by the Company with the Securities and Exchange Commission (“SEC”) on November 1, 2022 (the “Proxy Statement”). At the Extraordinary General Meeting, there were 27,280,518 shares voted by proxy or in person.

Proposals 1, 2, 3, 4, 5, 6 and 7 below were approved and, although sufficient votes were received to approve Proposal 8, an adjournment of the Extraordinary General Meeting was not necessary due to the approval of Proposals 1, 2, 3, 4, 5, 6 and 7. The number of votes cast for or against, as well as abstentions and broker non-votes, if applicable, with respect to each proposal is set out below:

Proposal No. 1 — To consider and vote upon, as an ordinary resolution, a proposal to approve and adopt the Merger Agreement. The Merger Agreement provides for, among other things, the merger of Merger Sub I with and into Grindr (the “First Merger”), with Grindr surviving the First Merger as a wholly owned subsidiary of Tiga (Grindr, in its capacity as the surviving company of the First Merger, is sometimes referred to herein as the “Surviving Company”), and as promptly as practicable and as part of the same overall transaction as the First Merger, the merger of such Surviving Company with and into Merger Sub II (the “Second Merger” and, together with the First Merger, the “Mergers”), with Merger Sub II being the surviving entity of the Second Merger, in accordance with the terms and subject to the conditions of the Merger Agreement as more fully described in the Proxy Statement —we refer to this proposal as the “Business Combination Proposal”.

Votes For	Votes Against	Abstentions
26,682,997	551,489	46,032

Proposal No. 2 — To consider and vote upon, as a special resolution, a proposal to change Tiga’s jurisdiction of incorporation by deregistering as an exempted company in the Cayman Islands and continuing and domesticating as a corporation incorporated under the laws of the State of Delaware — we refer to this proposal as the “Domestication Proposal”.

Votes For	Votes Against	Abstentions
26,682,997	551,489	46,032

Proposal No. 3 — To consider and vote upon, as a special resolution, a proposal to approve and adopt the proposed new certificate of incorporation (“Proposed Certificate of Incorporation”) and the proposed new bylaws (“Proposed Bylaws”) of Tiga Acquisition Corp., a corporation incorporated in the State of Delaware, and the filing with and acceptance by the Secretary of State of Delaware of the certificate of domestication in accordance with Section 388 of the Delaware General Corporation Law (the “DGCL”), which will be renamed “Grindr Inc.” in connection with the Business Combination (Tiga after the Domestication, including after such change of name, is referred to herein as “New Grindr”) — we refer to this proposal as the “Organizational Documents Proposal.” Copies of the forms of Tiga’s Proposed Certificate of Incorporation and Proposed Bylaws are attached to the Proxy Statement as Annex H and Annex I, respectively.

Votes For	Votes Against	Abstentions
26,682,997	551,389	46,132

Proposal No. 4 — To consider and vote upon, as an ordinary resolution, on a non-binding advisory basis, a proposal to approve the following material differences between Tiga’s Amended and Restated Memorandum and Articles of Association (as may be amended from time to time, the “Cayman Constitutional Documents”) and the Proposed Certificate of Incorporation and Proposed Bylaws — we refer to this proposal as the “Governance Proposal.” The Governance Proposal is being presented separately in accordance with SEC guidance.

Votes For	Votes Against	Abstentions
26,091,379	801,394	387,745

Proposal No. 4A —To provide authorization to change the authorized capital stock of Tiga from (i) 200,000,000 Tiga Class A ordinary shares, 20,000,000 Tiga Class B ordinary shares and 1,000,000 preferred shares, par value $0.0001 per share, of Tiga to (ii) 1,000,000,000 shares of New Grindr Common Stock, having par value per share of $0.0001 and 100,000,000 shares of New Grindr preferred stock, having par value per share of $0.0001.

Proposal No. 4B — To require the affirmative vote of holders of at least 66 2/3% of the voting power of all then-outstanding New Grindr Common Stock entitled to vote generally in the election of directors, voting together as a single class, to adopt, amend or repeal the Proposed Bylaws and the provisions in the Proposed Certificate of Incorporation related to Directors, Indemnification and Limitation on Liability of Directors, Forum Selection and Amendments.

Proposal No. 4C — To provide that, unless New Grindr consents in writing to the selection of an alternative forum, the Court of the Chancery of the State of Delaware shall be the sole and exclusive forum for certain types of actions or proceedings under Delaware statutory or common law, subject to certain exceptions with respect to actions or proceedings existing under the federal securities laws.

Proposal No. 5 — To consider and vote upon, as an ordinary resolution of the holders of Class B ordinary shares, a proposal to elect nine directors who, upon consummation of the business combination, will be the directors of New Grindr — we refer to this proposal as the “Director Election Proposal”.

Proposal No. 5A —To consider and vote upon a proposal to elect James Fu Bin Lu.

Votes For	Votes Against	Abstentions
6,900,000	0	0

Proposal No. 5B —To consider and vote upon a proposal to elect G. Raymond Zage, III.

Votes For	Votes Against	Abstentions
6,900,000	0	0

Proposal No. 5C —To consider and vote upon a proposal to elect J. Michael Gearon, Jr.

Votes For	Votes Against	Abstentions
6,900,000	0	0

Proposal No. 5D —To consider and vote upon a proposal to elect Nathan Richardson.

Votes For	Votes Against	Abstentions
6,900,000	0	0

Proposal No. 5E —To consider and vote upon a proposal to elect Daniel Brooks Baer.

Votes For	Votes Against	Abstentions
6,900,000	0	0

Proposal No. 5F —To consider and vote upon a proposal to elect George Arison.

Votes For	Votes Against	Abstentions
6,900,000	0	0

Proposal No. 5G —To consider and vote upon a proposal to elect Gary I. Horowitz.

Votes For	Votes Against	Abstentions
6,900,000	0	0

Proposal No. 5H —To consider and vote upon a proposal to elect Meghan Stabler.

Votes For	Votes Against	Abstentions
6,900,000	0	0

Proposal No. 5I —To consider and vote upon a proposal to elect Maggie Lower.

Votes For	Votes Against	Abstentions
6,900,000	0	0

Proposal No. 6 — To consider and vote upon, as an ordinary resolution, for the purposes of complying with the provisions of Section 312.03 of the NYSE Listed Company Manual, a proposal to issue New Grindr Common Stock to (a) Grindr’s members pursuant to the Merger Agreement, (b) the Forward Purchase Investors pursuant to the Forward Purchase Commitment and the Backstop Commitment (each as defined in the Proxy Statement), if any and (c) to be reserved for potential future issuances under the Grindr Inc. 2022 Equity Incentive Plan — we refer to this proposal as the “Stock Issuance Proposal”.

Votes For	Votes Against	Abstentions
26,832,992	401,494	46,032

Proposal No. 7 — To consider and vote upon, as an ordinary resolution, a proposal to approve by ordinary resolution, the Grindr Inc. 2022 Equity Incentive Plan. A copy of the 2022 Equity Incentive Plan is attached to the Proxy Statement as Annex F — we refer to this proposal as the “Incentive Plan Proposal”.

Votes For	Votes Against	Abstentions
26,091,312	1,143,171	46,035

Proposal No. 8 — To consider and vote upon a proposal, by ordinary resolution, to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of one or more proposals at the Extraordinary General Meeting — we refer to this proposal as the “Adjournment Proposal.”

Votes For	Votes Against	Abstentions
26,682,985	551,501	46,032

A total of 27,114,767 shares of common stock were presented for redemption in connection with the Extraordinary General Meeting.

In light of receipt of the requisite approvals by the Company’s shareholders described above and subject to the satisfaction of certain other closing conditions as described in the Proxy Statement, the parties expect to complete the Business Combination, as described in greater detail in the Proxy Statement, on November 18, 2022.

Forward-Looking Statements Legend

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995 with respect to the proposed transaction between Grindr and Tiga. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “propose,” “forecast,” “seek,” “guidance,” “target,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including but not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of Tiga’s securities, (ii) the risk that the transaction may not be completed by Tiga’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by Tiga, (iii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the Merger Agreement by the shareholders of Tiga, the satisfaction of the minimum amount following redemptions by Tiga’s public shareholders and the receipt of certain governmental and regulatory approvals in Tiga’s trust account, (iv) the lack of a third party valuation in determining whether or not to pursue the proposed transaction, (v) the inability to complete the Forward Purchase Commitment, the Backstop Commitment or the PIPE Investment (each as defined in the Merger Agreement), (vi) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, (vii) the effect of the announcement or pendency of the transaction on Grindr’s business relationships, operating results, and business generally, (viii) risks that the proposed transaction disrupts current plans and operations of Grindr, (ix) the outcome of any legal proceedings that may be instituted against Grindr or against Tiga related to the Merger Agreement or the Business Combination, (x) the ability to maintain the listing of Tiga’s securities on a national securities exchange, (xi) the potential benefits of the Business Combination (including with respect to shareholder value), (xii) the effects of competition on Grindr’s future business, (xiii) risks related to political and macroeconomic uncertainty, (xiv) the amount of redemption requests made by Tiga’s public shareholders, (xv) the ability of Tiga or the combined company to issue equity or equity-linked securities in connection with the Business Combination or in the future and (xvi) the impact of the COVID-19 pandemic and the 2022 monkeypox outbreak. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of Tiga’s registration on Form S-4 (File No. 333-264902), the registration statement on Form S-4 discussed above and other documents filed by Tiga from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Grindr and Tiga assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither Grindr nor Tiga gives any assurance that either Grindr or Tiga, or the combined company, will achieve its expectations.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIGA ACQUISITION CORP.
Dated: November 15, 2022
	By:	/s/ G. Raymond Zage, III
Name: G. Raymond Zage, III
Title: Chairman and CEO